UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-03691

LORD ABBETT MID-CAP VALUE FUND, INC.
(Exact name of registrant as specified in charter)

90 Hudson Street, Jersey City, NJ			07302
(Address of principal executive offices)			(Zip code)

Thomas R. Phillips, Vice President & Assistant Secretary 90 Hudson Street, Jersey City, NJ 07302
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800) 201-6984

Date of fiscal year end:	12/31

Date of reporting period:	12/31/2007

Item 1:           Report to Shareholders.

2007

LORD ABBETT
ANNUAL REPORT

Lord Abbett

Mid Cap Value Fund

For the fiscal year ended December 31, 2007

Lord Abbett Mid Cap Value Fund

Annual Report

For the fiscal year ended December 31, 2007

Dear Shareholders: We are pleased to provide you with this overview of the Lord Abbett Mid Cap Value Fund's performance for the year ended December 31, 2007. On this page and the following pages, we discuss the major factors that influenced performance. For detailed and more timely information about the Fund, please visit our Website at www.lordabbett.com, where you also can access the quarterly commentaries by the Fund's portfolio managers.

General information about Lord Abbett mutual funds, as well as in-depth discussion of market trends and investment strategies, is also provided in Lord Abbett Insights, a newsletter accompanying your quarterly account statements. We also encourage you to call Lord Abbett at 888-522-2388 and speak to one of our professionals if you would like more information.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Robert S. Dow
Chairman

From left to right: Robert S. Dow, Director and Chairman of the Lord Abbett Funds; E. Thayer Bigelow, Independent Lead Director of the Lord Abbett Funds; and Daria L. Foster, Director and President of the Lord Abbett Funds.

Q: What were the overall market conditions during the year ended December 31, 2007?

A: Despite a notable rise in volatility during the year, which included three significant corrections, the equity market, as measured by the S&P 500® Index,1 gained a total return of 5.49% in 2007. Supporting the market on the upside was the fact that, relative to other securities, namely Treasury bonds, equities were substantially undervalued. Demand was supported by ample liquidity in the financial system (M2 — a broad measure of the supply of money, including currency, checking and savings accounts — expanded at its fastest pace in four years). On the downside, a crisis in the U.S. subprime mortgage market increased the uncertainty in the market.

These disparate factors created a seesaw effect in the market.

Like the equity market, the economy progressed at an uneven pace during 2007, growing only 0.6% in the first quarter. The pace of economic activity rebounded in the second and third quarters, delivering growth of 3.8% and 4.9%, respectively, only to moderate significantly in the fourth quarter, as banks — burdened by a deterioration in their balance sheets — tightened lending standards while a constant wave of negative news sapped both business and consumer sentiment.

Q: How did the Mid Cap Value Fund perform during the year ended December 31, 2007?

A: The Fund returned 0.54%, reflecting performance at the net asset value (NAV) of Class A shares with all distributions reinvested, compared to its benchmark, the Russell Midcap® Value Index,2 which returned -1.42% over the same period.

Q: What were the most significant factors affecting performance?

A: The greatest contributors to the Fund's performance relative to its benchmark for the one-year period were the financial services sector (owing to an underweight position), the materials and processing sector (owing to an overweight position), and the producer durables sector.

Among the individual holdings that contributed to performance were materials and processing holdings The Mosaic Co. (the Fund's number-one contributor), a producer of crop nutrients to agricultural communities, and KBR, Inc., a global engineering, construction, and services company; producer durables holding Cummins Inc., a manufacturer of diesel engines; and other energy holdings EOG Resources, Inc., an oil and gas company, and GlobalSantaFe Corp., an oil field service company (which recently merged with offshore drilling company Transocean).

The worst detractors from the Fund's performance were the consumer discretionary sector, the utilities sector, and the integrated oils sector (owing to an underweight position).

Among the individual holdings that detracted from performance were consumer discretionary holdings OfficeMax Inc. (the Fund's number-one detractor), a retailer of office products; R.H. Donnelley Corp., a publisher of various Sprint Yellow Pages directories; and The Interpublic Group of Companies, Inc., an organization of advertising agencies and marketing service companies; and healthcare holdings King Pharmaceuticals, Inc., a manufacturer of prescription pharmaceutical products, and Mylan Laboratories Inc., a developer of generic and branded pharmaceutical products.

The Fund's portfolio is actively managed and, therefore, its holdings and weightings of a particular issuer or sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

Note: Class A shares purchased subject to a front-end sales charge have no contingent deferred sales charge (CDSC). However, certain purchases of Class A shares made without a front-end sales charge may be subject to a CDSC of 1% if the shares are redeemed within 12 months of the purchase. Please see the prospectus for more information on redemptions that may be subject to a CDSC.

A prospectus contains important information about a fund, including its investment objectives, risks, charges, and ongoing expenses, which an investor should carefully consider before investing. To obtain a prospectus on any Lord Abbett mutual fund, please contact your investment professional or Lord Abbett Distributor LLC at 888-522-2388 or visit our Website at www.lordabbett.com. Read the prospectus carefully before investing.

1  The S&P 500® Index is widely regarded as the standard for measuring large cap U.S. stock market performance and includes a representative sample of leading companies in leading industries.

2  The Russell Midcap® Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks also are members of the Russell 1000® Value index.

Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end by calling Lord Abbett at 888-522-2388 or referring to our Website at www.lordabbett.com.

Except where noted, comparative Fund performance does not account for the deduction of sales charges and would be different if sales charges were included. The Fund offers several classes of shares with distinct pricing options. For a full description of the differences in pricing alternatives, please see the Fund's prospectus.

The views of the Fund's management and the portfolio holdings described in this report are as of December 31, 2007; these views and portfolio holdings may have changed subsequent to this date, and they do not guarantee the future performance of the markets or the Fund. Information provided in this report should not be considered a recommendation to purchase or sell securities.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund's prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by banks, and are subject to investment risks including possible loss of principal amount invested.

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Russell Midcap® Value Index and the S&P MidCap 400/Citigroup Value Index, assuming reinvestment of all dividends and distributions. The performance of the other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results.

Average Annual Total Return at Maximum Applicable
Sales Charge for the Periods Ended December 31, 2007

	1 Year	5 Years	10 Years	Life of Class
Class A3	-5.25%	12.29%	10.72%	—
Class B4	-3.44%	12.76%	10.65%	—
Class C5	-0.12%	12.90%	10.65%	—
Class F6	—	—	—	-6.06%*
Class I7	0.90%	14.03%	—	13.29%
Class P8	0.43%	13.52%	—	11.17%

1  Reflects the deduction of the maximum initial sales charge of 5.75%.

2  Performance for each unmanaged index does not reflect transaction costs, management fees or sales charges. The performance of each index is not necessarily representative of the Fund's performance.

3  Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended December 31, 2007, is calculated using the SEC-required uniform method to compute such return.

4  Performance reflects the deduction of a CDSC of 4% for 1 year, 1% for 5 years and 0% for 10 years.

5  The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance is at net asset value.

6  Class F shares commenced operations on September 28, 2007. The SEC effective date was September 14, 2007. Performance for Class began September 28, 2007. Performance is at net asset value.

7  Effective September 28, 2007, Class Y was renamed Class I. Class I shares were first offered on May 3, 1999. Performance is at net asset value.

8  Class P shares were first offered on January 1, 1998. Performance is at net asset value.

*  Because Class F shares have existed for less than one year, average annual returns are not provided.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (these charges vary among the share classes); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (these charges vary among the share classes); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2007 through December 31, 2007).

Actual Expenses

For each class of the Fund, the first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period 7/1/07 – 12/31/07" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class of the Fund, the second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	7/1/07	12/31/07	7/1/07 – 12/31/07
Class A
Actual	$1,000.00	$903.20	$5.13
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.83	$5.45
Class B
Actual	$1,000.00	$900.20	$8.48
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.29	$9.00
Class C
Actual	$1,000.00	$900.20	$8.48
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.29	$9.00
Class F
Actual	$1,000.00	$939.40	$2.22
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.92	$2.32
Class I
Actual	$1,000.00	$905.10	$3.70
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.33	$3.92
Class P
Actual	$1,000.00	$903.10	$5.85
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.07	$6.21

†  For each class of the Fund, expenses are equal to the annualized expense ratio for such class (1.07% for Class A, 1.77% for Classes B and C, 0.88% for Class F, 0.77% for Class I, and 1.22% for Class P) multiplied by the average account value over the period, multiplied by 184/365 for Class A, B, C, I and P (to reflect one-half year period) and mutiplied by 95/365 for Class F (to reflect the period September 28, 2007, commencement of investment operations, to December 31, 2007).

Portfolio Holdings Presented by Sector

December 31, 2007

Sector*	%**
Auto & Transportation	3.09%
Consumer Discretionary	16.57%
Consumer Staples	7.45%
Financial Services	6.20%
Healthcare	6.55%
Materials & Processing	14.48%
Other Energy	7.10%
Producer Durables	3.44%
Technology	11.47%
Utilities	19.25%
Short-Term Investment	4.40%
Total	100.00%

  *  A sector may comprise several industries.

**  Represents percent of total investments.

Schedule of Investments

December 31, 2007

Investments	Shares	Value (000)
COMMON STOCKS 97.77%
Advertising Agency 4.71%
Interpublic Group of Cos., Inc. (The)*(a)	25,017,421	$202,891
R.H. Donnelley Corp.*(a)	5,401,174	197,035
Total		399,926
Agriculture, Fishing & Ranching 0.73%
Monsanto Co.	553,960	61,872
Auto Parts: After Market 1.73%
Genuine Parts Co.	3,174,991	147,002
Auto Parts: Original Equipment 0.37%
ArvinMeritor, Inc.	2,672,349	31,347
Beverage: Soft Drinks 2.31%
Coca-Cola Enterprises Inc.	7,517,350	195,677
Building: Materials 0.27%
Owens Corning*	1,117,600	22,598
Chemicals 3.02%
Chemtura Corp.(a)	12,325,088	96,136
Eastman Chemical Co.	2,619,555	160,029
Total		256,165
Commercial Information Services 0.83%
Arbitron Inc.(a)	1,703,854	70,829
Communications Technology 8.08%
ADC Telecommunications, Inc.*(a)	7,195,304	111,887
JDS Uniphase Corp.*(a)	17,412,291	231,583
McAfee, Inc.*	6,170,550	231,396
Tellabs, Inc.*	16,935,745	110,760
Total		685,626
Computer Services, Software & Systems 3.65%
Cadence Design Systems, Inc.*	10,001,979	170,134
Openwave Systems, Inc.(a)	6,323,893	16,442
Sybase, Inc.*(a)	4,704,203	122,732
Total		309,308

Investments	Shares	Value (000)
Consumer Products 1.63%
Snap-on Inc.	2,869,406	$138,420
Containers & Packaging: Paper & Plastic 1.66%
Pactiv Corp.*	5,293,908	140,977
Diversified Manufacturing 1.73%
Ball Corp.	3,270,419	147,169
Diversified Production 0.32%
Pentair, Inc.	783,500	27,274
Drug & Grocery Store Chains 2.79%
Kroger Co. (The)	4,153,700	110,945
Safeway Inc.	3,670,648	125,573
Total		236,518
Drugs & Pharmaceuticals 4.20%
King Pharmaceuticals, Inc.*(a)	15,273,869	156,404
Mylan Laboratories, Inc.	14,224,171	199,992
Total		356,396
Engineering & Contracting Services 0.93%
KBR, Inc.*	2,037,049	79,037
Fertilizers 2.24%
Mosaic Co. (The)*	2,019,019	190,474
Foods 2.53%
Dean Foods Co.	3,552,426	91,866
Smithfield Foods, Inc.*	4,238,118	122,566
Total		214,432
Health & Personal Care 0.83%
HealthSouth Corp.*	3,351,908	70,390
Healthcare Management Services 0.77%
Aetna, Inc.	1,126,574	65,037
Household Furnishings 1.13%
Newell Rubbermaid, Inc.	3,719,778	96,268

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2007

Investments	Shares	Value (000)
Identification Control & Filter Devices 1.21%
Hubbell, Inc. Class B	1,988,987	$102,632
Insurance: Life 1.49%
Conseco, Inc.*(a)	10,094,417	126,786
Insurance: Multi-Line 0.63%
Safeco Corp.	953,681	53,101
Insurance: Property-Casualty 4.22%
ACE Ltd. (Bermuda)(b)	1,684,200	104,050
PartnerRe Ltd. (Bermuda)(b)	1,968,538	162,463
XL Capital Ltd. Class A (Bermuda)(b)	1,811,746	91,149
Total		357,662
Machinery: Engines 1.09%
Cummins, Inc.	723,078	92,098
Machinery: Oil Well Equipment & Services 2.00%
Halliburton Co.	4,487,595	170,125
Medical & Dental Instruments & Supplies 0.90%
Coviden Ltd. (Bermuda)*(b)	1,731,435	76,685
Metal Fabricating 1.71%
Timken Co. (The)	4,429,287	145,502
Miscellaneous: Equipment 0.90%
W.W. Grainger, Inc.	872,466	76,358
Offshore Drilling 1.62%
Transocean Inc. (Cayman Islands)(b)	959,847	137,402
Oil: Crude Producers 3.64%
EOG Resources, Inc.	2,069,635	184,715
Range Resources Corp.	2,413,900	123,978
Total		308,693

Investments	Shares	Value (000)
Paints & Coatings 0.27%
Valspar Corp. (The)	1,021,613	$23,027
Paper 2.24%
AbitibiBowater Inc. (Canada)(a)(b)	4,643,479	95,702
MeadWestvaco Corp.	3,005,207	94,063
Total		189,765
Publishing: Miscellaneous 3.25%
Idearc Inc.	3,189,308	56,004
R.R. Donnelley & Sons Co.	5,822,477	219,740
Total		275,744
Publishing: Newspapers 0.12%
Gannett Co., Inc.	250,300	9,762
Restaurants 0.99%
Brinker International, Inc.	4,300,520	84,118
Retail 3.20%
Foot Locker, Inc.	5,422,103	74,066
Macy's, Inc.	3,068,482	79,382
OfficeMax, Inc.(a)	5,702,353	117,810
Total		271,258
Services: Commercial 1.08%
Allied Waste Industries, Inc.*	8,337,903	91,884
Tires & Rubber 1.06%
Goodyear Tire & Rubber Co. (The)*	3,174,900	89,596
Utilities: Electrical 10.23%
Ameren Corp.	3,930,781	213,088
CMS Energy Corp.	10,897,458	189,398
NiSource Inc.	10,398,684	196,431
Northeast Utilities System	6,789,392	212,576
Puget Energy, Inc.	2,052,463	56,299
Total		867,792

See Notes to Financial Statements.

Schedule of Investments (concluded)

December 31, 2007

Investments	Shares	Value (000)
Utilities: Gas Distributors 0.44%
Southwest Gas Corp.	1,243,861	$37,030
Utilities: Telecommunications 9.02%
CenturyTel, Inc.	2,767,069	114,723
EMBARQ Corp.	4,498,173	222,794
Qwest Communications International, Inc.*	41,016,461	287,525
Windstream Corp.	10,787,526	140,454
Total		765,496
Total Common Stocks (cost $7,732,074,741)		8,295,258

Investments	Principal Amount (000)	Value (000)
SHORT-TERM INVESTMENT 4.50%
Repurchase Agreement
Repurchase Agreement dated 12/31/2007, 3.38% due 1/2/2008 with State Street Bank & Trust Co. collateralized by $390,000,000 of U.S. Treasury Notes at 3.625% due 12/31/2012; value: $392,437,500; proceeds: $381,910,546 (cost $381,838,845)	$381,839	$381,839
Total Investments in Securities 102.27% (cost $8,113,913,586)		8,677,097
Liabilities in Excess of Cash and Other Assets (2.27%)		(192,532)
Net Assets 100.00%		$8,484,565

*  Non-income producing security.

  (a)  Affiliated issuer (holding represents 5% or more of the underlying issuer's outstanding voting shares). (See Note 9)

  (b)  Foreign security traded in U.S. dollars.

Industry classifications have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.

Statement of Assets and Liabilities

December 31, 2007

ASSETS:
Investment in unaffiliated issuers, at value (cost $6,023,493,923)	$7,130,857,387
Investment in affiliated issuers, at value (cost $2,090,419,663)	1,546,239,246
Cash	461,934
Receivables:
Interest and dividends	8,101,980
Capital shares sold	4,437,353
Prepaid expenses and other assets	187,891
Total assets	8,690,285,791
LIABILITIES:
Payables:
Capital shares reacquired	188,330,037
12b-1 distribution fees	5,075,011
Management fee	4,086,727
Directors' fees	1,078,650
Investment securities purchased	461,933
Fund administration	292,357
Accrued expenses and other liabilities	6,396,528
Total liabilities	205,721,243
NET ASSETS	$8,484,564,548
COMPOSITION OF NET ASSETS:
Paid-in capital	$7,585,506,305
Distributions in excess of net investment income	(1,078,650)
Accumulated net realized gain on investments	336,953,846
Net unrealized appreciation on investments	563,183,047
Net Assets	$8,484,564,548
Net assets by class:
Class A Shares	$5,736,154,599
Class B Shares	$684,105,380
Class C Shares	$812,744,342
Class F Shares	$9,430
Class I Shares	$613,097,816
Class P Shares	$638,452,981
Outstanding shares by class:
Class A Shares (500 million shares of common stock authorized, $.001 par value)	308,827,876
Class B Shares (200 million shares of common stock authorized, $.001 par value)	38,816,038
Class C Shares (200 million shares of common stock authorized, $.001 par value)	46,309,214
Class F Shares (200 million shares of common stock authorized, $.001 par value)	509.250
Class I Shares (70 million shares of common stock authorized, $.001 par value)	33,107,440
Class P Shares (200 million shares of common stock authorized, $.001 par value)	35,337,253
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares):
Class A Shares-Net asset value	$18.57
Class A Shares-Maximum offering price
(Net asset value plus sales charge of 5.75%)	$19.70
Class B Shares-Net asset value	$17.62
Class C Shares-Net asset value	$17.55
Class F Shares-Net asset value	$18.52
Class I Shares-Net asset value	$18.52
Class P Shares-Net asset value	$18.07

See Notes to Financial Statements.

Statement of Operations

For the Year Ended December 31, 2007

Investment income:
Dividends from unaffiliated issuers (net of foreign withholding taxes of $22,712)	$120,333,023
Dividends from affiliated issuers	18,175,535
Interest and other	14,036,537
Total investment income	152,545,095
Expenses:
Management fee	51,527,246
12b-1 distribution plan-Class A	20,371,387
12b-1 distribution plan-Class B	8,086,737
12b-1 distribution plan-Class C	9,533,162
12b-1 distribution plan-Class F	3
12b-1 distribution plan-Class P	3,417,833
Shareholder servicing	17,723,491
Fund administration	4,046,180
Reports to shareholders	1,390,841
Directors' fees	380,618
Custody	244,811
Registration	211,159
Professional	171,952
Other	180,286
Gross expenses	117,285,706
Expense reductions (See Note 7)	(365,827)
Net expenses	116,919,879
Net investment income	35,625,216
Net realized and unrealized gain:
Net realized gain on investments in unaffiliated issuers	1,526,962,824
Net realized gain on investments in affiliated issuers	203,684,079
Net change in unrealized appreciation on investments	(1,628,683,437)
Net realized and unrealized gain	101,963,466
Net Increase in Net Assets Resulting From Operations	$137,588,682

See Notes to Financial Statements.

Statements of Changes in Net Assets

DECREASE IN NET ASSETS	For the Year Ended December 31, 2007	For the Year Ended December 31, 2006
Operations:
Net investment income	$35,625,216	$42,159,246
Net realized gain on investments in affiliated and unaffiliated issuers	1,730,646,903	997,711,190
Net change in unrealized appreciation on investments	(1,628,683,437)	153,194,276
Net increase in net assets resulting from operations	137,588,682	1,193,064,712
Distributions to shareholders from:
Net investment income
Class A	(27,900,652)	(35,835,933)
Class B	(29,241)	(418,018)
Class C	(36,721)	(545,418)
Class F	(75)	–
Class I	(6,200,851)	(7,409,868)
Class P	(2,037,074)	(3,188,676)
Net realized gain
Class A	(1,040,601,315)	(764,817,296)
Class B	(130,909,628)	(97,546,722)
Class C	(156,032,306)	(115,923,603)
Class F	(1,477)	–
Class I	(134,459,602)	(96,370,612)
Class P	(118,087,458)	(89,907,269)
Total distributions to shareholders	(1,616,296,400)	(1,211,963,415)
Capital share transactions (Net of share conversions) (See Note 12):
Net proceeds from sales of shares	1,498,049,708	1,366,050,251
Reinvestment of distributions	1,454,365,407	1,080,904,982
Cost of shares reacquired	(3,325,193,279)	(3,138,189,236)
Net decrease in net assets resulting from capital share transactions	(372,778,164)	(691,234,003)
Net decrease in net assets	(1,851,485,882)	(710,132,706)
NET ASSETS:
Beginning of year	$10,336,050,430	$11,046,183,136
End of year	$8,484,564,548	$10,336,050,430
Distributions in excess of net investment income	$(1,078,650)	$(661,337)

See Notes to Financial Statements.

Financial Highlights

	Class A Shares
	Year Ended 12/31
	2007	2006	2005	2004		2003
Per Share Operating Performance
Net asset value, beginning of the year	$22.40	$22.41	$22.63	$18.83		$15.39
Investment operations:
Net investment income(a)	.11	.12	.13	.10		.11
Net increase from payment by an affiliate on disposal of investments in violation of an investment restriction	–	–	–	–	(c)	–
Net realized and unrealized gain	.06	2.57	1.66	4.43		3.70
Total from investment operations	.17	2.69	1.79	4.53		3.81
Distributions to shareholders from:
Net investment income	(.11)	(.12)	(.10)	(.06)		(.17)
Net realized gain	(3.89)	(2.58)	(1.91)	(.67)		(.20)
Total distributions	(4.00)	(2.70)	(2.01)	(.73)		(.37)
Net asset value, end of year	$18.57	$22.40	$22.41	$22.63		$18.83
Total Return(b)	.54%	12.36%	8.16%	24.10	%(d)	24.94%
Ratios to Average Net Assets:
Expenses, including expense reductions	1.05%	1.07%	1.07%	1.15%		1.19%
Expenses, excluding expense reductions	1.05%	1.07%	1.07%	1.15%		1.19%
Net investment income	.46%	.51%	.56%	.47%		.64%
Supplemental Data:
Net assets, end of year (000)	$5,736,155	$6,832,134	$7,355,612	$6,300,413		$4,226,138
Portfolio turnover rate	28.24%	19.95%	25.97%	20.35%		16.17%

(a) Calculated using average shares outstanding during the period.

(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(c) Amount represents less than $.01.

(d) The effect of payment by an affiliate for violation of an investment restriction on total return is less than .01%.

See Notes to Financial Statements.

Financial Highlights (continued)

	Class B Shares
	Year Ended 12/31
	2007	2006	2005	2004		2003
Per Share Operating Performance
Net asset value, beginning of the year	$21.50	$21.65	$21.98	$18.37		$14.97
Investment operations:
Net investment loss(a)	(.05)	(.04)	(.02)	(.03)		– (c)
Net increase from payment by an affiliate on disposal of investments in violation of an investment restriction	–	–	–	–	(c)	–
Net realized and unrealized gain	.06	2.48	1.60	4.31		3.61
Total from investment operations	.01	2.44	1.58	4.28		3.61
Distributions to shareholders from:
Net investment income	– (c)	(.01)	–	–		(.01)
Net realized gain	(3.89)	(2.58)	(1.91)	(.67)		(.20)
Total distributions	(3.89)	(2.59)	(1.91)	(.67)		(.21)
Net asset value, end of year	$17.62	$21.50	$21.65	$21.98		$18.37
Total Return(b)	(.16)%	11.60%	7.44%	23.32	%(d)	24.15%
Ratios to Average Net Assets:
Expenses, including expense reductions	1.75%	1.76%	1.72%	1.77%		1.82%
Expenses, excluding expense reductions	1.75%	1.76%	1.73%	1.77%		1.82%
Net investment income (loss)	(.24)%	(.18)%	(.11)%	(.15)%		.01%
Supplemental Data:
Net assets, end of year (000)	$684,105	$837,988	$914,957	$923,118		$771,959
Portfolio turnover rate	28.24%	19.95%	25.97%	20.35%		16.17%

(a) Calculated using average shares outstanding during the period.

(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(c) Amount represents less than $.01.

(d) The effect of payment by an affiliate for violation of an investment restriction on total return is less than .01%.

See Notes to Financial Statements.

Financial Highlights (continued)

	Class C Shares
	Year Ended 12/31
	2007	2006	2005	2004		2003
Per Share Operating Performance
Net asset value, beginning of the year	$21.42	$21.58	$21.92	$18.32		$14.94
Investment operations:
Net investment loss(a)	(.05)	(.04)	(.02)	(.03)		– (c)
Net increase from payment by an affiliate on disposal of investments in violation of an investment restriction	–	–	–	–	(c)	–
Net realized and unrealized gain	.07	2.47	1.59	4.30		3.60
Total from investment operations	.02	2.43	1.57	4.27		3.60
Distributions to shareholders from:
Net investment income	– (c)	(.01)	–	–		(.02)
Net realized gain	(3.89)	(2.58)	(1.91)	(.67)		(.20)
Total distributions	(3.89)	(2.59)	(1.91)	(.67)		(.22)
Net asset value, end of year	$17.55	$21.42	$21.58	$21.92		$18.32
Total Return(b)	(.12)%	11.59%	7.41%	23.33	%(d)	24.21%
Ratios to Average Net Assets:
Expenses, including expense reductions	1.75%	1.76%	1.72%	1.77%		1.82%
Expenses, excluding expense reductions	1.75%	1.76%	1.73%	1.77%		1.82%
Net investment income (loss)	(.24)%	(.18)%	(.11)%	(.15)%		.01%
Supplemental Data:
Net assets, end of year (000)	$812,744	$985,897	$1,104,235	$1,115,185		$975,894
Portfolio turnover rate	28.24%	19.95%	25.97%	20.35%		16.17%

(a) Calculated using average shares outstanding during the period.

(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(c) Amount represents less than $.01.

(d) The effect of payment by an affiliate for violation of an investment restriction on total return is less than .01%.

See Notes to Financial Statements.

Financial Highlights (continued)

	Class F Shares
	9/28/2007(a) to 12/31/2007
Per Share Operating Performance
Net asset value, beginning of period	$23.55
Investment operations:
Net investment income(b)	.03
Net realized and unrealized loss	(1.42)
Total from investment operations	(1.39)
Distributions to shareholders from:
Net investment income	(.18)
Net realized gain	(3.46)
Total distributions	(3.64)
Net asset value, end of period	$18.52
Total Return(c)	(6.06	)%(d)
Ratios to Average Net Assets:
Expenses, including expense reductions	.23	%(d)
Expenses, excluding expense reductions	.23	%(d)
Net investment income	.14	%(d)
Supplemental Data:
Net assets, end of period (000)	$9
Portfolio turnover rate	28.24%

(a) Commencement of investment operations was September 28, 2007; SEC effective date was September 14, 2007 and date shares first became available to the public was October 1, 2007.

(b) Calculated using average shares outstanding during the period.

(c) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(d) Not annualized.

See Notes to Financial Statements.

Financial Highlights (continued)

	Class I Shares
	Year Ended 12/31
	2007	2006	2005	2004		2003
Per Share Operating Performance
Net asset value, beginning of the year	$22.35	$22.37	$22.59	$18.78		$15.38
Investment operations:
Net investment income(a)	.18	.19	.20	.17		.17
Net increase from payment by an affiliate on disposal of investments in violation of an investment restriction	–	–	–	–	(c)	–
Net realized and unrealized gain	.06	2.57	1.67	4.44		3.69
Total from investment operations	.24	2.76	1.87	4.61		3.86
Distributions to shareholders from:
Net investment income	(.18)	(.20)	(.18)	(.13)		(.26)
Net realized gain	(3.89)	(2.58)	(1.91)	(.67)		(.20)
Total distributions	(4.07)	(2.78)	(2.09)	(.80)		(.46)
Net asset value, end of year	$18.52	$22.35	$22.37	$22.59		$18.78
Total Return(b)	.90%	12.69%	8.53%	24.59	%(d)	25.39%
Ratios to Average Net Assets:
Expenses, including expense reductions	.75%	.76%	.72%	.77%		.82%
Expenses, excluding expense reductions	.75%	.76%	.73%	.77%		.82%
Net investment income	.77%	.83%	.90%	.85%		1.01%
Supplemental Data:
Net assets, end of year (000)	$613,098	$893,758	$855,628	$569,800		$357,388
Portfolio turnover rate	28.24%	19.95%	25.97%	20.35%		16.17%

(a) Calculated using average shares outstanding during the period.

(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(c) Amount represents less than $.01.

(d) The effect of payment by an affiliate for violation of an investment restriction on total return is less than .01%.

See Notes to Financial Statements.

Financial Highlights (concluded)

	Class P Shares
	Year Ended 12/31
	2007	2006	2005	2004		2003
Per Share Operating Performance
Net asset value, beginning of the year	$21.89	$21.96	$22.22	$18.52		$15.16
Investment operations:
Net investment income(a)	.07	.08	.10	.08		.09
Net increase from payment by an affiliate on disposal of investments in violation of an investment restriction	–	–	–	–	(c)	–
Net realized and unrealized gain	.07	2.52	1.63	4.36		3.65
Total from investment operations	.14	2.60	1.73	4.44		3.74
Distributions to shareholders from:
Net investment income	(.07)	(.09)	(.08)	(.07)		(.18)
Net realized gain	(3.89)	(2.58)	(1.91)	(.67)		(.20)
Total distributions	(3.96)	(2.67)	(1.99)	(.74)		(.38)
Net asset value, end of year	$18.07	$21.89	$21.96	$22.22		$18.52
Total Return(b)	.43%	12.19%	8.07%	23.99	%(d)	24.87%
Ratios to Average Net Assets:
Expenses, including expense reductions	1.20%	1.21%	1.17%	1.22%		1.27%
Expenses, excluding expense reductions	1.20%	1.21%	1.18%	1.22%		1.27%
Net investment income	.31%	.38%	.46%	.40%		.56%
Supplemental Data:
Net assets, end of year (000)	$638,453	$786,273	$815,751	$521,603		$178,439
Portfolio turnover rate	28.24%	19.95%	25.97%	20.35%		16.17%

(a) Calculated using average shares outstanding during the period.

(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(c) Amount represents less than $.01.

(d) The effect of payment by an affiliate for violation of an investment restriction on total return is less than .01%.

See Notes to Financial Statements.

Notes to Financial Statements

1. ORGANIZATION

Lord Abbett Mid-Cap Value Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 (the "Act") as a diversified, open-end management investment company. The Fund was incorporated under Maryland law on March 14, 1983.

The Fund's investment objective is to seek capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace. The Fund offers eight classes of shares: Classes A, B, C, F, I, P, R2 and R3, each with different expenses and dividends. As of the date of this report, no R2 and R3 shares have been issued. A front-end sales charge is normally added to the Net Asset Value ("NAV") for Class A shares. There is no front-end sales charge in the case of Class B, C, F, I and P shares, although there may be a contingent deferred sales charge ("CDSC") as follows: certain redemptions of Class A shares made within 12 months following certain purchases made without a sales charge; Class B shares redeemed before the sixth anniversary of purchase; and Class C shares redeemed before the first anniversary of purchase. Class B shares will convert to Class A shares on the eighth anniversary of the original purchase of Class B shares. Effective September 28, 2007, Class Y was renamed Class I. As of October 1, 2007, the Fund's Class P shares were closed to substantially all new retirement and benefit plans and fee-based programs, with certain exceptions as set forth in the Fund's Prospectus.

Shares of the Fund are no longer available for purchase by most new investors. Certain new retirement and benefit plans may continue to purchase shares if they selected the Fund as a plan option prior to October 1, 2005. The Fund continues to be available for purchase by existing investors. Investors should note, however, that the Fund reserves the right to refuse any order that might disrupt the efficient management of the Fund.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. SIGNIFICANT ACCOUNTING POLICIES

(a)  Investment Valuation–Securities traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. The Fund may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

Notes to Financial Statements (continued)

(b)  Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Realized and unrealized gains (losses) are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(c)  Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates. Investment income is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d)  Federal Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no Federal income tax provision is required.

(e)  Expenses–Expenses, excluding class specific expenses, are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. Class A, B, C, F and P shares bear their class specific share of all expenses and fees relating to the Fund's 12b-1 Distribution Plan.

(f)  Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

3. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Fund has a management agreement with Lord, Abbett & Co. LLC ("Lord Abbett") pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, pays the remuneration of officers, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund's investment portfolio.

The management fee is based on average daily net assets at the following annual rates:

First $200 million	.75%
Next $300 million	.65%
Over $500 million	.50%

For the year ended December 31, 2007, the effective management fee paid to Lord Abbett was at a rate of .51% of the Fund's average daily net assets.

Notes to Financial Statements (continued)

Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement at an annual rate of .04% of the Fund's average daily net assets.

12b-1 Distribution Plan

The Fund has adopted a distribution plan with respect to Class A, B, C, F, and P shares pursuant to Rule 12b-1 under the Act, which provides for the payment of ongoing distribution and service fees to Lord Abbett Distributor LLC ("Distributor"), an affiliate of Lord Abbett. The fees are accrued daily at annual rates based upon average daily net assets as follows:

Fees*	Class A		Class B	Class C	Class F	Class P
Service	.25	%(1)	.25%	.25%	-	.20%
Distribution	.05%		.75%	.75%	.10%	.25%

* The Fund may designate a portion of the aggregate fee as attributable to service activities for purposes of calculating Financial Industry Regulatory Authority ("FINRA") sales charge limitations.

(1) Annual service fee on shares sold prior to June 1, 1990 is .15% of the average daily net asset value attributable to Class A.

Class I does not have a distribution plan.

Commissions

Distributor received the following commissions on sales of shares of the Fund, after concessions were paid to authorized dealers, for the year ended December 31, 2007:

Distributor Commissions	Dealers' Concessions
$314,050	$1,704,946

Distributor received CDSCs of $32,654 and $8,473 for Class A and Class C shares, respectively, for the year ended December 31, 2007.

Two Directors and certain of the Fund's officers have an interest in Lord Abbett.

4. DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least annually. Taxable net realized gains from investment transactions, reduced by capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes are reported as a tax return of capital.

On February 1, 2008, a short-term capital gain distribution of approximately $10,503,000 and a long-term capital gain distribution of approximately $354,711,000 were declared by the Fund. The distributions were paid on February 5, 2008 to shareholders of record on February 4, 2008.

Notes to Financial Statements (continued)

The tax character of distributions paid during the fiscal years ended December 31, 2007 and December 31, 2006 are as follows:

	Year Ended 12/31/2007	Year Ended 12/31/2006
Distributions paid from:
Ordinary income	$114,153,662	$122,728,010
Net long-term capital gains	1,502,142,738	1,089,235,405
Total distributions paid	$1,616,296,400	$1,211,963,415

As of December 31, 2007, the components of accumulated earnings on a tax-basis are as follows:

Undistributed ordinary income – net	$10,488,872
Undistributed long-term capital gains	354,678,370
Total undistributed earnings	$365,167,242
Temporary differences	(1,078,650)
Unrealized gains – net	534,969,651
Total accumulated earnings – net	$899,058,243

As of December 31, 2007, the aggregate unrealized security gains and losses based on cost for U.S. Federal income tax purposes are as follows:

Tax cost	$8,142,126,982
Gross unrealized gain	1,447,494,631
Gross unrealized loss	(912,524,980)
Net unrealized security gain	$534,969,651

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to wash sales.

Permanent items identified during the fiscal year ended December 31, 2007 have been reclassified among the components of net assets based on their tax basis treatment as follows:

Distributions in Excess of Net Investment Income	Accumulated Net Realized Gain
$162,085	$(162,085)

The permanent difference is attributable to the tax treatment of distributions paid.

5. PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended December 31, 2007 are as follows:

Purchases	Sales
$2,761,076,471	$4,723,539,192

There were no purchases or sales of U.S. Government securities during the year ended December 31, 2007.

Notes to Financial Statements (continued)

6. DIRECTORS' REMUNERATION

The Fund's officers and the two Directors who are associated with Lord Abbett do not receive any compensation from the Fund for serving in such capacities. Outside Directors' fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity- based plan available to all outside Directors under which outside Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their fees. The deferred amounts are treated as though equivalent dollar amounts have been invested in the funds. Such amounts and earnings accrued thereon are included in Directors' fees on the Statement of Operations and in Directors' fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. Federal income tax purposes until such amounts are paid.

7. EXPENSE REDUCTIONS

The Fund has entered into arrangements with the Fund's transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's expenses.

8. LINE OF CREDIT

The Fund, along with certain other funds managed by Lord Abbett, has available a $250,000,000 unsecured revolving credit facility ("Facility") from a consortium of banks, to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Any borrowings under this Facility will bear interest at current market rates as defined in the agreement. The fee for this Facility is at an annual rate of .08%. As of December 31, 2007, there were no loans outstanding pursuant to this Facility nor was the Facility utilized at any time during the year ended December 31, 2007.

9. TRANSACTIONS WITH AFFILIATED ISSUERS

An affiliated issuer is one in which a Fund had ownership of at least 5% of the outstanding voting securities of the underlying issuer at any point during the fiscal year. The Fund had the following transactions with affiliated issuers during the year ended December 31, 2007:

Affiliated Issuer	Balance of Shares Held at 12/31/2006	Gross Additions	Gross Sales	Balance of Shares Held at 12/31/2007	Value at 12/31/2007	Realized Gain (Loss) 1/1/2007 to 12/31/2007(a)	Dividend Income 1/1/2007 to 12/31/2007(a)
AbitibiBowater Inc.(b)(c)	5,586,911	2,425,947	(3,369,379)	4,643,479	$95,702,102	$(7,483,422)	$3,482,889
ADC Telecommunications, Inc.	9,217,604	444,800	(2,467,100)	7,195,304	111,886,977	(5,513,224)	-
American Greetings Corp.(d)	4,643,945	-	(4,643,945)	-	-	3,428,018	371,516
Arbitron Inc.(e)	-	1,721,854	(18,000)	1,703,854	70,829,211	(78,922)	170,735
Ball Corp.(d)	5,430,451	39,300	(2,199,332)	3,270,419	-	6,827,204	-
CMS Energy Corp.(d)	12,369,979	776,100	(2,248,621)	10,897,458	-	(6,473,136)	1,167,592
Chemtura Corp.	12,493,559	1,110,367	(1,278,838)	12,325,088	96,135,686	(1,083,625)	2,487,630
Conseco, Inc.	6,213,323	4,168,594	(287,500)	10,094,417	126,785,878	(1,833,229)	-
HealthSouth Corp.(d)(e)	-	4,445,840	(1,093,932)	3,351,908	-	(3,258,628)	-

Notes to Financial Statements (continued)

Affiliated Issuer	Balance of Shares Held at 12/31/2006	Gross Additions	Gross Sales	Balance of Shares Held at 12/31/2007	Value at 12/31/2007	Realized Gain (Loss) 1/1/2007 to 12/31/2007(a)	Dividend Income 1/1/2007 to 12/31/2007(a)
Hubbell, Inc. Class B(d)	3,735,799	19,300	(1,766,112)	1,988,987	$-	$33,146,191	$3,366,230
Interpublic Group of Cos. (The)	22,899,221	5,128,700	(3,010,500)	25,017,421	202,891,284	(1,939,377)	-
JDS Uniphase Corp.(e)	7,174,251	10,580,740	(342,700)	17,412,291	231,583,470	(2,032,562)	-
King Pharmaceuticals, Inc.	13,402,169	3,724,000	(1,852,300)	15,273,869	156,404,419	12,680,905	-
McAfee, Inc.(d)	7,514,296	990,900	(2,334,646)	6,170,550	-	2,823,246	-
Mylan, Inc.(d)(f)	11,212,771	4,200,800	(1,189,400)	14,224,171	-	2,804,591	-
Northeast Utilities System(d)	8,226,978	881,700	(2,319,286)	6,789,392	-	7,891,338	-
OfficeMax, Inc.	4,356,853	1,854,100	(508,600)	5,702,353	117,810,613	4,983,953	3,010,997
Openwave Systems, Inc.(e)	2,367,809	4,044,784	(88,700)	6,323,893	16,442,122	(397,051)	-
R.H. Donnelley Corp.	4,079,374	1,701,000	(379,200)	5,401,174	197,034,828	6,355,304	-
Sabre Holdings Corp. Class A(d)	9,954,019	-	(9,954,019)	-	-	120,635,621	985,194
Snap-on Inc.(d)	3,223,173	233,300	(587,067)	2,869,406	-	5,881,151	798,275
Sybase, Inc.	6,012,903	107,400	(1,416,100)	4,704,203	122,732,656	13,803,192	-
Timken Co. (The)(d)	5,036,890	102,700	(710,303)	4,429,287	-	6,070,042	1,585,597
Tupperware Brands Corp.(d)	3,802,800	-	(3,802,800)	-	-	6,446,499	748,880
Total					$1,546,239,246	$203,684,079	$18,175,535

(a) Represents realized gains (losses) and dividend income earned only when the issuer was an affiliate of the Fund.

(b) Name change from Bowater, Inc. effective October 29, 2007.

(c) Gross sales include shares adjustment of 3,000,290 related to merger with Bowater, Inc. dated October 29, 2007. Adjustment factor of .52 shares.

(d) No longer affiliated issuer as of December 31, 2007.

(e) Not an affiliated issuer as of December 31, 2006.

(f) Name change from Mylan Laboratories, Inc. effective October 2, 2007.

10. CUSTODIAN AND ACCOUNTING AGENT

State Street Bank & Trust Company ("SSB") is the Fund's custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund's NAV.

11. INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with value and mid-sized company stocks. The value of an investment will fluctuate in response to movements in the stock market in general, and to the changing prospects of individual companies in which the Fund invests. The market may fail to recognize for a long time the intrinsic value of particular value stocks the Fund may hold. The mid-sized company stocks in which the Fund invests may be less able to weather economic shifts or other adverse developments than those of larger, more established companies. In addition, if the Fund's assessment of a company's value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.

These factors can affect the Fund's performance.

Notes to Financial Statements (continued)

12. SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock are as follows:

	Year Ended December 31, 2007		Year Ended December 31, 2006
Class A Shares*	Shares	Amount	Shares	Amount
Shares sold	41,012,360	$947,331,791	41,329,090	$926,591,620
Converted from Class B**	701,674	16,303,320	972,027	21,625,069
Reinvestment of distributions	52,127,566	997,985,278	33,302,586	743,719,751
Shares reacquired	(90,076,594)	(2,069,482,858)	(98,781,699)	(2,214,619,050)
Increase (decrease)	3,765,006	$(107,862,469)	(23,177,996)	$(522,682,610)
Class B Shares*
Shares sold	1,654,809	$33,747,601	1,710,642	$36,795,432
Reinvestment of distributions	6,010,527	109,384,477	3,749,878	80,489,411
Shares reacquired	(7,099,661)	(156,829,651)	(7,725,145)	(165,922,372)
Converted to Class A**	(734,327)	(16,303,320)	(1,010,447)	(21,625,069)
Decrease	(168,652)	$(30,000,893)	(3,275,072)	$(70,262,598)
Class C Shares
Shares sold	3,278,304	$64,472,964	3,071,619	$65,859,325
Reinvestment of distributions	6,065,786	109,929,258	3,747,668	80,190,953
Shares reacquired	(9,059,526)	(198,904,118)	(11,953,618)	(256,567,424)
Increase (decrease)	284,564	$(24,501,896)	(5,134,331)	$(110,517,146)

	Period Ended December 31, 2007†
Class F Shares	Shares	Amount
Shares sold	426.628	$10,047
Reinvestment of distributions	82.622	1,545
Increase	509.250	$11,592

	Year Ended December 31, 2007		Year Ended December 31, 2006
Class I Shares	Shares	Amount	Shares	Amount
Shares sold	13,360,204	$304,246,522	8,038,059	$181,919,636
Reinvestment of distributions	7,037,017	134,386,735	4,520,771	100,777,034
Shares reacquired	(27,274,744)	(609,713,159)	(10,820,443)	(243,012,024)
Increase (decrease)	(6,877,523)	$(171,079,902)	1,738,387	$39,684,646
Class P Shares
Shares sold	6,692,806	$148,240,783	7,066,036	$154,884,238
Reinvestment of distributions	5,509,751	102,678,114	3,467,568	75,727,833
Shares reacquired	(12,790,301)	(290,263,493)	(11,758,250)	(258,068,366)
Decrease	(587,744)	$(39,344,596)	(1,224,646)	$(27,456,295)

*Amounts for the year ended December 31, 2006 have been reclassified to conform with current presentation.

**Automatic conversion of Class B shares occurs approximately eight years after the initial purchase date.

†For the period September 28, 2007 (commencement of investment operations) to December 31, 2007.

Notes to Financial Statements (concluded)

13. RECENT ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board (FASB) issued Interpretation 48, Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement 109 (FIN 48). FIN 48 clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position must meet before being recognized in the financial statements. Effective June 29, 2007, the Fund has adopted FIN 48. The adoption of FIN 48 has not resulted in a material impact on the Fund's net assets, results of operations and financial statement disclosures. The Fund files U.S. Federal and various state tax returns. No income tax returns are currently under examination. The Fund's tax returns remain open for examination for the years ended December 31, 2004 through December 31, 2007.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
Lord Abbett Mid-Cap Value Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Lord Abbett Mid-Cap Value Fund, Inc. (the "Fund"), as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lord Abbett Mid-Cap Value Fund, Inc. as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
February 25, 2008

Basic Information About Management

The Board of Directors (the "Board") is responsible for the management of the business and affairs of the Fund in accordance with the laws of the State of Maryland. The Board appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services provided by the investment adviser, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Fund's organizational documents.

Lord, Abbett & Co. LLC ("Lord Abbett"), a Delaware limited liability company, is the Fund's investment adviser.

Interested Directors

The following Directors are Partners of Lord Abbett and are "interested persons" of the Fund as defined in the Act. Mr. Dow and Ms. Foster are officers, directors, or trustees of each of the fourteen Lord Abbett-sponsored funds, which consist of 51 portfolios or series.

Name, Address and Year of Birth	Current Position Length of Service with Fund	Principal Occupation During Past Five Years	Other Directorships
Robert S. Dow Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1945)	Director since 1989; Chairman since 1996	Senior Partner since 2007 and Chief Executive Officer of Lord Abbett since 1996; formerly Managing Partner of Lord Abbett (1996 – 2007).	N/A

Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director since 2006	Managing Partner since 2007; formerly Director of Marketing and Client Service of Lord Abbett (1990 – 2007).	N/A

Independent Directors

The following independent or outside Directors ("Independent Directors") are also directors or trustees of each of the fourteen Lord Abbett-sponsored funds, which consist of 51 portfolios or series.

Name, Address and Year of Birth	Current Position Length of Service with Fund	Principal Occupation During Past Five Years	Other Directorships
E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Director since 1994	Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998 - 2000); Acting Chief Executive Officer of Courtroom Television Network (1997 – 1998); President and Chief Executive Officer of Time Warner Cable Programming, Inc. (1991 – 1997).	Currently serves as director of Crane Co. and Huttig Building Products Inc.

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position Length of Service with Fund	Principal Occupation During Past Five Years	Other Directorships
William H.T. Bush Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1938)	Director since 1998	Co-founder and Chairman of the Board of the financial advisory firm of Bush-O'Donnell & Company (since 1986).	Currently serves as director of WellPoint, Inc. (since 2002).

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Director since 1998	Managing Director of Monitor Clipper Partners (since 1997) and President of Clipper Asset Management Corp. (since 1991), both private equity investment funds.	Currently serves as director of Avondale, Inc. and Interstate Bakeries Corp.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004	Owner and CEO of The Hill Company, a business consulting firm (since 1998); Founder, President and Owner of the Hiram-Hill and Hillsdale Development Company, a residential real estate development firm (1998 - 2000).	Currently serves as director of WellPoint, Inc. (since 1994) and Lend Lease Corporation Limited (since 2005).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2000	Advisor of One Equity Partners, a private equity firm (since 2004); Chief Executive Officer of Houlihan Lokey Howard & Zukin, an investment bank (2002 - 2003); Chairman of Warburg Dillon Read, an investment bank (1999 - 2001); Global Head of Corporate Finance of SBC Warburg Dillon Read (1997 - 1999); Chief Executive Officer of Dillon, Read & Co. (1994 - 1997).	Currently serves as director of Molson Coors Brewing Company.

Thomas J. Neff Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1937)	Director since 1982	Chairman of Spencer Stuart (U.S.), an executive search consulting firm (since 1996); President of Spencer Stuart (1979-1996).	Currently serves as director of Ace, Ltd. (since 1997) and Hewitt Associates, Inc.

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006	CEO of Tullis-Dickerson and Co. Inc, a venture capital management firm (since 1990).	Currently serves as director of Crane Co. (since 1998).

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Fund. All the officers of the Fund may also be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302.

Name and Year of Birth	Current Position with Fund	Length of Service of Current Position	Principal Occupation During Past Five Years
Robert S. Dow (1945)	Chief Executive Officer and Chairman	Elected in 1996	Senior Partner since 2007 and Chief Executive Officer of Lord Abbett since 1996; formerly Managing Partner of Lord Abbett (1996 - 2007).

Daria L. Foster (1954)	President	Elected in 2006	Managing Partner since 2007; formerly Director of Marketing and Client Service of Lord Abbett (1990 - 2007).

Robert I. Gerber (1954)	Executive Vice President	Elected in 2007	Partner and Chief Investment Officer; formerly Director of Taxable Fixed Income Management, joined Lord Abbett in 1997.

Howard E. Hansen (1961)	Executive Vice President	Elected in 1998	Partner and Investment Manager, joined Lord Abbett in 1995.

Edward K. von der Linde (1960)	Executive Vice President	Elected in 1995	Partner and Investment Manager, joined Lord Abbett in 1988.

Eileen K. Banko (1967)	Vice President	Elected in 1999	Equity Analyst, joined Lord Abbett in 1990.

James Bernaiche (1956)	Chief Compliance Officer	Elected in 2004	Chief Compliance Officer, joined Lord Abbett in 2001.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Operations Officer, joined Lord Abbett in 1999.

David G. Builder (1954)	Vice President	Elected in 1998	Equity Analyst, joined Lord Abbett in 1998.

Evan B. Carpenter (1972)	Vice President	Elected in 2006	Research Analyst, joined Lord Abbett in 2003; prior thereto he served as an Equity Research Analyst at Gabelli Asset Management (2000 - 2003).

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with Fund	Length of Service of Current Position	Principal Occupation During Past Five Years
John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Deputy General Counsel, joined Lord Abbett in 2004; Managing Director and Associate General Counsel at New York Life Investment Management LLC (2002 - 2003); attorney at Dechert LLP (2000 - 2002).

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1996	Partner and Director of Equity Trading, joined Lord Abbett in 1983.

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Senior Deputy General Counsel; joined Lord Abbett in 2007; formerly, Executive Vice President and General Counsel at Cohen & Steers Capital Management, Inc.

Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Director of Fund Administration, joined Lord Abbett in 2003; formerly Vice President, Lazard Asset Management LLC.

Please call 888-522-2388 for a copy of the Statement of Additional Information (SAI), which contains further information about the Fund's Directors. It is available free upon request.

Approval of Advisory Contract

At meetings held on December 12 and 13, 2007, the Board, including all of the Directors who are not interested persons of the Fund or Lord Abbett, considered whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett. In addition to the materials the Board had reviewed throughout the course of the year, the Board received materials relating to the management agreement before the meeting and had the opportunity to ask questions and request further information in connection with its consideration. The Board also took into account its familiarity with Lord Abbett gained through its previous meetings and discussions, and the examination of the portfolio management team conducted by members of the Contracts Committee during the year.

The materials received by the Board included, but were not limited to, (1) information provided by Lipper Analytical Services, Inc. regarding the investment performance of the Fund compared to the investment performance of one or more groups of funds with substantially similar investment objectives (the "performance universe") and to the investment performance of an appropriate securities index (if such an index existed), for various time periods each ended September 30, 2007, (2) information on the effective management fee rates and expense ratios for one or more groups of funds with similar objectives and of similar size (the "peer expense group"), (3) sales and redemption information for the Fund, (4) information regarding Lord Abbett's financial condition, (5) an analysis of the relative profitability of the management agreement to Lord Abbett, (6) information regarding the distribution arrangements of the Fund, and (7) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

Investment Management Services Generally. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett's commitment to compliance with all relevant legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest resulting from being engaged in other lines of business. The Board noted that Lord Abbett did not use brokerage commissions to purchase third-party research. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other.

Investment Performance and Compliance. The Board reviewed the Fund's investment performance in relation to that of the performance universe, both in terms of total return and in terms of other statistical measures. The Board observed that the investment performance of the Class A shares of the Fund was in the third quintile of its performance universe for the nine-month period, in the second quintile for the one-year period, in the fourth quintile for the three-year period, in the fifth quintile for the five-year period, and in the first quintile for the ten-year period. The Board also observed that the Fund's investment performance was below that of the Lipper Mid-Cap Value Index for the nine-month, three-year, and five-year periods, the same as that of the Index for the one-year period, and above that of the Index for the ten-year period.

Lord Abbett's Personnel and Methods. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment objective and discipline. Among other things, the Board considered the size, experience, and turnover rates of Lord Abbett's investment management staff, Lord Abbett's investment methodology and philosophy, and Lord Abbett's approach to recruiting, training, and retaining investment management personnel. The Board noted that the key personnel providing investment management services to the Fund had remained unchanged over the past decade. The Board determined that Lord Abbett had the expertise and resources to manage the Fund effectively.

Nature and Quality of Other Services. The Board considered the nature, quality, costs, and extent of compliance, administrative, and other services performed by Lord Abbett and Lord Abbett Distributor and the nature and extent of Lord Abbett's supervision of third party service providers, including the Fund's transfer agent and custodian.

Expenses. The Board considered the expense levels of the Fund and the expense levels of the peer expense group. It also considered the amount and nature of the fees paid by shareholders. The Board observed that the contractual and actual management and administrative services fees were approximately ten basis points below the median of the peer group. The Board observed that at September 30, 2007 the total expense ratio of Class A was approximately thirteen basis points below the median of the peer group, the total expense ratios of Class B and Class C were approximately fifteen basis points below the median of the peer group, the total expense ratio of Class F was approximately twenty-seven basis points below the median of the peer group, the total expense ratio of Class I was approximately four basis points below the median of the peer group, the total expense ratio of Class P was approximately fifteen basis points below the median of the peer group, the total expense ratio of Class R2 was approximately the same as the median of the peer group, and the total expense ratio of Class R3 was approximately ten basis points below the median of the peer group.

Profitability. The Board considered the level of Lord Abbett's profits in managing the Fund, including a review of Lord Abbett's methodology for allocating its costs to its management of the Fund. The Board concluded that the allocation methodology had a reasonable basis and was appropriate. It considered the profits realized by Lord Abbett in connection with the operation of the Fund and whether the amount of profit was fair for the management of the Fund. The Board also considered the profits realized from other businesses of Lord Abbett, which may benefit from or be related to the Fund's business. The Board considered Lord Abbett's profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett's ability to recruit and retain investment personnel. The Board recognized that Lord Abbett's profitability was a factor in enabling it to attract and retain qualified investment management personnel to provide services to the Fund. The Board noted that Lord Abbett's profitability had increased in recent years, in part due to an increase in assets under management, but concluded that Lord Abbett's profitability overall and as to the Fund was not excessive.

Economies of Scale. The Board considered whether there had been any economies of scale in managing the Fund, whether the Fund had appropriately benefited from any such economies of scale, and whether there was potential for realization of any further economies of scale. The Board concluded that the existing advisory fee schedule, with its breakpoints in the level of the advisory fee, adequately addressed any economies of scale in managing the Fund.

Other Benefits to Lord Abbett. The Board considered the character and amount of fees paid by the Fund and the Fund's shareholders to Lord Abbett and Lord Abbett Distributor for services other than investment advisory services. The Board also considered the revenues and profitability of Lord Abbett's investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that Lord Abbett Distributor receives 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the 12b-1 fees from the Funds, and receives a portion of the sales charges on sales and redemptions of some classes of shares. The Board observed that, in addition, Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that that business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectuses of the Funds, has entered into revenue sharing arrangements with certain entities that distribute shares of the Funds.

Alternative Arrangements. The Board considered whether, instead of approving the continuation of the management agreement, it might be in the best interest of the Fund to implement one or more alternative arrangements, such as continuing to employ Lord Abbett, but on different terms.

In considering whether to approve the continuation of the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered. After considering all of the relevant factors, the Board unanimously found that continuation of the existing management agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the management agreement.

Householding

The Fund has adopted a policy that allows it to send only one copy of the Fund's Prospectuses, proxy material, annual report and semiannual report to certain shareholders residing at the same "household." This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be "householded," please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Record

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund's portfolio securities, and information on how Lord Abbett voted each Fund's proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett's website at www.LordAbbett.com; and (iii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC's website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by (i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330); (ii) sending your request and duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

Tax Information

All of the ordinary income distributions paid by the Fund during fiscal 2007 is qualified dividend income. For corporate shareholders, all of the Fund's ordinary income distributions qualified for the dividends received deduction.

Additionally, of the distributions paid by the Fund to shareholders during the fiscal year ended December 31, 2007, $78,111,133 and $1,502,142,738, respectively, represent short-term and long-term capital gains.

For foreign shareholders, 2.74% of the ordinary income distributions paid by the Fund during the fiscal year ended December 31, 2007 represents interest-related dividends.

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LAMCVF-2-1207

(02/08)

Lord Abbett Mid-Cap Value Fund, Inc.

This report, when not used for the general information
of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by

LORD ABBETT DISTRIBUTOR LLC.

Item 2:              Code of Ethics.

(a)        In accordance with applicable requirements, the Registrant adopted a Sarbanes-Oxley Code of Ethics on June 19, 2003 that applies to the principal executive officer and senior financial officers of the Registrant (“Code of Ethics”).  The Code of Ethics was in effect during the fiscal year ended December 31, 2007 (the “Period”).

(b)       Not applicable.

(c)        The Registrant has not amended the Code of Ethics as described in Form N-CSR during the Period.

(d)       The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the Period.

(e)        Not applicable.

(f)        See Item 12(a)(1) concerning the filing of the Code of Ethics. The Registrant will provide a copy of the Code of Ethics to any person without charge, upon request. To obtain a copy, please call Lord Abbett at 888-522-2388.

Item 3:              Audit Committee Financial Expert.

The Registrant’s board of directors has determined that each of the following independent directors who are members of the audit committee are audit committee financial experts: E. Thayer Bigelow, Robert B. Calhoun, Franklin W. Hobbs and James L.L. Tullis. Each of these persons is independent within the meaning of the Form N-CSR.

Item 4:              Principal Accountant Fees and Services.

In response to sections (a), (b), (c) and (d) of Item 4, the aggregate fees billed to the Registrant for the fiscal years ended December 31, 2007 and 2006 by the Registrant’s principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu and their respective affiliates (collectively, “Deloitte”) were as follows:

	Fiscal year ended:
	2007	2006
Audit Fees (a)	$41,000	$39,000
Audit-Related Fees (b)	0	1,042
Total audit and audit-related fees	41,000	40,042

Tax Fees (c)	8,041	8,146
All Other Fees (d)	- 0 -	- 0 -

Total Fees	$49,041	$48,188

(a) Consists of fees for audits of the Registrant’s annual financial statements.

(b) Consists of the Registrant’s proportionate share of fees for performing certain agreed-upon procedures regarding compliance with the provisions of Rule 17a-7 of the Investment Company Act of 1940 and related Board approved procedures.

(c) Fees for the fiscal year ended December 31, 2007 and 2006 consist of fees for preparing the U.S. Income Tax Return for Regulated Investment Companies, New Jersey Corporation Business Tax Return, New Jersey Annual Report Form, U.S. Return of Excise Tax on Undistributed Income of Investment Companies, IRS Forms 1099-MISC and 1096 Annual Summary and Transmittal of U.S. Information Returns.

(d) There were no other fees in the years ended December 31, 2007 and 2006.

(e) (1) Pursuant to Rule 2-01(c) (7) of Regulation S-X, the Registrant’s Audit Committee has adopted pre-approval policies and procedures.  Such policies and procedures generally provide that the Audit Committee must pre-approve:

•                  any audit, audit-related, tax, and other services to be provided to the Lord Abbett Funds, including the Registrant, and

•                  any audit-related, tax, and other services to be provided to the Registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to one or more Funds comprising the Registrant if the engagement relates directly to operations and financial reporting of a Fund, by the independent auditor to assure that the provision of such services does not impair the auditor’s independence.

The Audit Committee has delegated pre-approval authority to its Chairman, subject to a fee limit of $10,000 per event, and not to exceed $25,000 annually.  The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting.  Unless a type of service to be provided by the independent auditor has received general pre-approval, it must be pre-approved by the Audit Committee.  Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

(e) (2) The Registrant’s Audit Committee has approved 100% of the services described in this Item 4 (b) through (d).

(f) Not applicable.

(g) The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant are shown above in the response to Item 4 (a), (b), (c) and (d) as “All Other Fees”.

The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant’s investment adviser, Lord, Abbett & Co. LLC (“Lord Abbett”), for the fiscal years ended December 31, 2007 and 2006 were:

	Fiscal year ended:
	2007	2006
All Other Fees (a)	$137,700	$100,000

(a) Consist of fees for Independent Services Auditors’ Report on Controls Placed in Operation and Tests of Operating Effectiveness related to Lord Abbett’s Asset Management Services (“SAS 70 Report”).

The aggregate non-audit fees billed by Deloitte for services rendered to entities under the common control of Lord Abbett (i.e., Lord Abbett Distributor LLC, the Registrant’s principal underwriter) for the fiscal years ended December 31, 2007 and 2006 were:

	Fiscal year ended:
	2007		2006
All Other Fees	$	- 0 -	$	- 0 -

(h)  The Registrant’s Audit Committee has considered the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to Rule 2-01 (c)(7)(ii) of Regulation S-X and has determined that the provision of such services is compatible with maintaining Deloitte’s independence.

Item 5:               Audit Committee of Listed Registrants.

Not applicable.

Item 6:               Schedule of Investments.

Not applicable.

Item 7:               Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8:               Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9:               Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10:             Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11:             Controls and Procedures.

(a)                      Based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days prior to the filing date of this report, the Chief Executive Officer and Chief Financial Officer of the Registrant have concluded that such disclosure controls and procedures are reasonably designed and effective to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to them by others within those entities.

(b)                     There were no significant changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12:             Exhibits.

(a)(1)        Amendments to Code of Ethics – Not applicable.

(a)(2)      Certification of each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2 under Investment Company Act of 1940 is attached hereto as a part of EX-99.CERT.

(a)(3)        Not applicable.

(b)                     Certification of each principal executive officer and principal financial officer of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is provided as a part of EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LORD ABBETT MID-CAP VALUE FUND, INC.

/s/ Robert S. Dow
Robert S. Dow
Chief Executive Officer and Chairman

/s/ Joan A. Binstock
Joan A. Binstock
Chief Financial Officer and Vice President

Date: February 25, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

LORD ABBETT MID-CAP VALUE FUND, INC.

/s/ Robert S. Dow
Robert S. Dow
Chief Executive Officer and Chairman

/s/ Joan A. Binstock
Joan A. Binstock
Chief Financial Officer and Vice President

Date: February 25, 2008